UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         ------------------------------


        Date of Report (Date of earliest event reported): April 20, 2006

                         GALAXY NUTRITIONAL FOODS, INC.
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                      1-15345                 25-1391475
(State or other jurisdiction    (Commission File Number)      (IRS Employer
     of incorporation)                                      Identification No.)


           2441 Viscount Row                                       32809
            Orlando, Florida                                     (Zip Code)
 (Address of principal executive offices)

       Registrant's telephone number, including area code: (407) 855-5500

         (Former name or former address, if changed since last report.)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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FORWARD LOOKING STATEMENTS

THIS FORM 8-K CONTAINS FORWARD-LOOKING STATEMENTS. THESE STATEMENTS RELATE TO FUTURE EVENTS OR OUR FUTURE FINANCIAL PERFORMANCE. THESE FORWARD-LOOKING STATEMENTS ARE BASED ON OUR CURRENT EXPECTATIONS, ESTIMATES AND PROJECTIONS ABOUT OUR INDUSTRY, MANAGEMENT'S BELIEFS AND CERTAIN ASSUMPTIONS MADE BY OUR COMPANY. WORDS SUCH AS "ANTICIPATE," "EXPECT," "INTEND," "PLAN," "BELIEVE," "SEEK," "PROJECT," "ESTIMATE," "MAY," "WILL," AND VARIATIONS OF THESE WORDS OR SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY FORWARD-LOOKING STATEMENTS. THESE STATEMENTS ARE NOT GUARANTEES OF FUTURE PERFORMANCE AND ARE SUBJECT TO CERTAIN RISKS, UNCERTAINTIES AND ASSUMPTIONS THAT ARE DIFFICULT TO PREDICT. THEREFORE, ACTUAL RESULTS MAY DIFFER MATERIALLY FROM OUR HISTORICAL RESULTS AND THOSE EXPRESSED OR FORECASTED IN ANY FORWARD-LOOKING STATEMENTS AS A RESULT OF A VARIETY OF FACTORS, INCLUDING THOSE SET FORTH IN "RISK FACTORS" AND ELSEWHERE IN, OR INCORPORATED BY REFERENCE INTO, THIS FORM 10-K/A. WE UNDERTAKE NO OBLIGATION TO PUBLICLY UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS FOR ANY REASON, EVEN IF NEW INFORMATION BECOMES AVAILABLE OR OTHER EVENTS OCCUR IN THE FUTURE.

Section 3.    Securities and Trading Market.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 20, 2006, the Company received a letter from the American Stock Exchange ("AMEX" or the "Exchange"), notifying the Company that it intends to proceed with the filing of an application with the Securities and Exchange Commission (the "SEC") to strike the common stock from listing and registration on the Exchange.

By letters dated September 29, 2005 and October 12, 2005, AMEX advised the Company that it was not in compliance with AMEX's continued listing requirements. Specifically, the AMEX notices stated that the Company is not in compliance with (i) Section 1003(a)(i) of the AMEX Company Guide, because the Company's shareholders' equity is less than $2,000,000 and it sustained losses from continuing operations and/or net losses in two out of its three most recent fiscal years; (ii) Section 1003(a)(ii) of the AMEX Company Guide, because the Company's shareholders' equity is less than $4,000,000 and it sustained losses from continuing operations and/or net losses in three out of its four most recent fiscal years; (iii) Section 1003(a)(iii) of the AMEX Company Guide, because the Company's shareholders' equity is less than $6,000,000 and it sustained losses from continuing operations and/or net losses in its five most recent fiscal years; and (iv) Section 1003(a)(iv) of the AMEX Company Guide, because the Company has sustained losses which are so substantial in relation to its overall operations or its existing financial resources, or its financial condition has become so impaired that it appears questionable, in the opinion of AMEX, as to whether the Company will be able to continue operations and/or meet its obligations as they mature.

On October 28, 2005, the Company submitted a plan to AMEX, advising AMEX of actions that it has taken, or will take, that would bring the Company into compliance with the above violations and on December 16, 2005, AMEX notified the Company that it accepted the Company's plan to regain compliance and granted the Company an extension until March 29, 2007 to regain compliance with the continued listing standards. AMEX advised that if the Company is not in compliance with the continued listing standards at the conclusion of the respective plan periods or does not make progress consistent with the plan during the plan periods, AMEX staff will initiate delisting proceedings as appropriate.

After a review of the Company's most recent financials and other information along with discussions Galaxy representatives, AMEX believes that the Company has not shown progress consistent with the Plan as submitted on October 28, 2005. Additionally, the April 20, 2006 letter from AMEX stated that the Company is also not in compliance with Section 1003(f)(iv) of the Company Guide which states that the Exchange will normally consider suspending dealings in or removing from the list, a company that fails or refuses to pay, when due, any applicable listing fees established by the Exchange. The Company has an outstanding payable of $40,448.26 related to a Listing of Additional Shares Application that was invoiced to the Company on February 21, 2006.

Based on the foregoing, AMEX concluded that it is appropriate to initiate immediate delisting proceedings. The Company does not intend to appeal this conclusion by AMEX. The April 20, 2006 letter from AMEX states that the determination by AMEX will become final on April 27, 2006. AMEX will then suspend trading in the Company's common stock and will submit an application to the Securities and Exchange Commission to strike the Company's common stock from listing and registration on AMEX. Based upon information provided by AMEX, it is currently anticipated that the Company's shares will be delisted from AMEX effective on or prior to May 4, 2006. Upon the delisting of the Company's shares from AMEX, management believes, based upon information provided by AMEX, that the Company's common stock will be quoted on the OTC Bulletin Board.

On April 26, 2006, the Company issued a press release announcing the matters discussed above. The full text of the press release is attached as Exhibit 99.1 to this report.

Section 8.        Other Events

Item 8.01         Other Events.

On April 26, 2006, the Company issued a press release announcing that the Company's previously publicly announced efforts to pursue certain strategic alternatives, including the potential sale of the Company, were unsuccessful and announced an end to that process. The full text of the press release is attached as Exhibit 99.1 to this report.

Section 9    -    Financial Statements and Exhibits

Item 9.01         Financial Statements and Exhibits

      99.1 Press Release regarding strategic alternatives and AMEX issued by the Company on April 26, 2006 (Filed herewith).

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        GALAXY NUTRITIONAL FOODS, INC.

April 26, 2006                          By:    /s/ Salvatore J. Furnari
                                               ---------------------------------
                                        Name:  Salvatore J. Furnari
                                        Title: Chief Financial Officer